UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)         May 31, 2001
                                                              ------------


                         LASER Mortgage Management, Inc.
             (Exact Name of Registrant as Specified in its Charter)


               Maryland                     001-13563              22-3535916
               --------                     ---------              ----------
    (State or Other Jurisdiction of        (Commission            (IRS Employer
            Incorporation)                File Number)             ID Number)


              65 East 55th Street, New York, New York               10022
              ---------------------------------------               -----
             (Address of principal executive offices)            (Zip Code)


             Registrant's Telephone Number, including area code: 212-758-6200

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.      Other Events.

          On May 31, 2001, the Registrant announced that its Board of Directors unanimously approved the merger of the Company with and into its wholly-owned Delaware subsidiary.

          The complete text of the Registrant's press release dated May 31, 2001 is set forth as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)          Financial Statements

             None.

(b)          Pro Forma Financial Statements

             None.

(c)          Exhibits

             99.1 Press Release, dated May 31, 2001

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           LASER MORTGAGE MANGEMENT, INC.

                                           By: /s/ William J. Michaelcheck
                                               ---------------------------
                                               Name:  William J. Michaelcheck
                                               Title: President
Dated: June 5, 2001

                                  EXHIBIT INDEX

Exhibit                         Description

99.1                            Press Release, dated May 31, 2001